Exhibit 99.1
                                                                  ------------


Name and Address of Reporting Person:            Leslie H. Wexner
                                                 c/o Limited Brands, Inc.
                                                 Three Limited Parkway
                                                 Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:        Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/4/2008


                              Amount of
                             Securities
                            Beneficially
                                Owned                   Ownership
                              Following                   Form:
                              Reported                Direct (D) or               Nature of Indirect
Title of Security          Transaction(s)              Indirect (I)              Beneficial Ownership
-----------------          --------------              ------------              --------------------
Common Stock                 18,330,205                   D/I  (2)          (2)

Common Stock                    635,779                   D/I  (1)          (1)

Common Stock                  8,000,000                   I  (4)            Whitebarn GRAT

Common Stock                  8,000,000                   I  (3)            Acorn Trust

Common Stock                  4,892,608                   I  (3)            Wexner Personal Holdings
                                                                            Corporation

Common Stock                  5,571,601                   I  (3)            R.H.R.E.I. Trust

Common Stock                  3,834,399                   I  (3)            Trust 400

Common Stock                  3,300,568                   I  (3)            Trust 600

Common Stock                  1,040,423                   I  (3)            The Concierge Trust

Common Stock                     72,649                   I  (3)            Issue Trust

Common Stock                  1,402,446  (5)              I  (3)            Held in Limited Brands, Inc.
                                                                            Savings and Retirement Plan for
                                                                            Leslie H. Wexner's account

See Notes on next page.

Name and Address of Reporting Person:             Leslie H. Wexner
                                                  c/o Limited Brands, Inc.
                                                  Three Limited Parkway
                                                  Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:         Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                  8/4/2008


Notes:
------

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of July 31, 2008. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.


Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interests therein.

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                               Abigail S. Wexner

Address of Joint Filer:                            c/o Limited Brands, Inc.
                                                   Three Limited Parkway
                                                   Columbus, OH  43216

Relationship of Joint Filer to Issuer:             Director

Issuer Name and Ticker or Trading Symbol:          Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                   8/4/2008

Designated Filer:                                  Leslie H. Wexner



SIGNATURE:

/s/ Abigail S. Wexner
--------------------------------
Abigail S. Wexner


August 6, 2008
--------------
Date